[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.6

ADMINISTRATIVE SERVICES AGREEMENT

This agreement (the “Admin Agreement”) is between, the Omada Health, Inc. (“Omada”) and Allegiance Benefit Plan Management, Inc.(“Allegiance”) and is effective as of December 13, 2022, (the “Effective Date”).

W I T N E S S E T H

WHEREAS, Omada and Allegiance’s Affiliate, Evernorth Health, Inc., have entered into a Master Services Agreement (the “Agreement”), pursuant to which Omada provides digital behavior change program services and coaching (the “Omada Covered Services”) to “Enrolled Participants” (as defined below); and

WHEREAS, Omada has requested that Allegiance provide certain services to Omada which are intended to (i) ensure that Screened Participants, Allegiance Existing Clients and Allegiance Prospective Clients are aware of and have the ability to take advantage of the Omada Covered Services, and (ii) encourage the use of Omada Covered Services by Screened Participants, and (iii) facilitate Omada’s performance of the Omada Covered Services as described herein; and

WHEREAS, Allegiance is willing to provide the requested services to Omada on such terms as Allegiance and Omada shall mutually agree,

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises and covenants contained herein, Allegiance and Omada hereby agree as follows:

SECTION 1 - ADDITIONAL DEFINITIONS

“[***]” shall have the meaning given such term in Statement of Work No.5 to the Agreement.

“Applicable Law” means, with respect to a party to this Admin Agreement, the state, federal and international laws and regulations that apply to its obligations under this Admin Agreement.

“Bundled Program” shall have the meaning given such term in Statement of Work Number 5, Section 1.1.1.

“Allegiance Existing Client” means an employer or other group that sponsors a group health plan that is currently insured and or administered by Allegiance as identified to Omada by Allegiance (the “Allegiance Existing Client Information”).

“Allegiance Prospective Client” means an employer or other group that sponsors a group health plan and which has an outstanding request for proposal to Allegiance to insure and or administer its group health plan as identified to Omada by Allegiance (the “Allegiance Prospective Client Information”).

“Affiliate” shall have the same meaning as the term “Affiliated Company,” defined in Section 1.2 of the Agreement.

“Diabetes Program” shall have the meaning given such term in Statement of Work Number 5, Section 1.1.1.

“Enrolled Participants” shall mean any Screened Participants who are eligible for and elect to enroll in the Omada Covered Services under Statement of Work Number 5.

“[***]” shall have the meaning given such term in Statement of Work Number 5.

“Hypertension Program” shall have the meaning given such term in Statement of Work Number 5, Section 1.1.1.

“Omada Chronic Program” shall have the meaning given such term in Statement of Work Number 5, Section 1.1.1.

“Prevention Program” shall have the meaning given such term in Statement of Work Number 5, Section 1.1.1.

“[***]” shall mean the date on which the [***].

“Screened Participants” means individuals covered under individual and group insurance policies issued by Allegiance and self-insured group health plans administered by Allegiance that have been identified by Allegiance as potentially benefitting from the Omada Covered Services.

SECTION 2 - OBLIGATIONS OF Allegiance

2.01	Allegiance Services

While this Admin Agreement is in effect, Allegiance shall provide the services described in Exhibit A to:

•	explain the availability of Omada Covered Services to Allegiance Existing Clients and Allegiance Prospective Clients; and

•

encourage the use of Omada Covered Services by Screened Participants that Allegiance has identified as potentially benefitting from the Omada Covered Services, and facilitate enrollment of Screened Participants in the Omada Covered Services.

The services described in Exhibit A are hereinafter referred to as the “Allegiance Services.”

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2.02.	Representations and Warranties

Allegiance represents and warrants that (i) it will perform the Allegiance Services in a professional and workmanlike manner in accordance with generally prevailing industry standards; (ii) it will comply with all Applicable Laws in performing its obligations hereunder, and (iii) neither it nor any of its employees, contractors, officers, directors, Downstream Entities (as defined in 42 CFR 423.4) or any major shareholders ([***]% or more) are on the list of excluded individuals/entities as published by the Office of the Inspector General of the U.S. Department of Health and Human Services, nor are on the list of debarred contractors as published in the System for Award Management by the General Services Administration.

2.03 Compliance with Anti-Kickback Regulations. Omada and Allegiance understand and agree that, for purposes of any applicable anti-kickback and similar laws and regulations, the Fees payable by Omada to Allegiance as described in this Admin Agreement are intended to satisfy the requirements of the safe harbor for personal services at 42 CFR § 1001.952(d), as well as any other safe harbors that may apply.

2.04	Disclaimer

Allegiance makes no representations or warranties regarding the Allegiance Services except as otherwise expressly provided in this Admin Agreement.

SECTION 3 - OBLIGATIONS OF OMADA

In addition to the compensation obligations set forth in Section 5, when performing outreach activities for the Omada Covered Services to Allegiance Existing Clients or Allegiance Prospective Clients, Omada representatives shall follow the Rules of Engagement set forth in Annex G of Statement of Work No. 5 to the Agreement, as amended (the “Rules of Engagement”).

SECTION 4 – EFFECTIVE DATE AND TERMINATION

4.01	Effective Date

This Admin Agreement shall be effective on (the “Effective Date”) and shall continue until it is terminated in accordance with Section 4.02 below (the “Term”).

4.02	Termination

This Admin Agreement shall terminate upon the earliest of the following dates:

a.	The effective date of any regulatory action which prohibits either party from performing its obligations under this Admin Agreement;

b.

The date specified by the non-breaching party in a written notice of termination of this Admin Agreement if the other party breaches this Admin Agreement and fails to cure such breach within thirty (30) days after receipt of written notice thereof by the non- breaching party;

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c.

Notwithstanding any other provision in this Admin Agreement, at the option of either party at any time for any reason, on the date specified in a written notice to the other of its intention to terminate this Admin Agreement, said notice to be given at least ninety (90) days prior to the specified termination date in conjunction with the termination of Statement of Work No. 5 to the Agreement.

d.	The effective date of the termination or expiration of the Agreement; or

e.	Any other date mutually agreed to by Omada and Allegiance.

SECTION 5 - COMPENSATION

5.01	Allegiance’s Compensation

a.

Fees. In consideration for the performance of the Allegiance Services, Omada will pay Allegiance the amounts set forth below for [***] the applicable Omada Chronic Program on or after the Effective Date of this Admin Agreement (the “Fees”):

•

Hypertension Program. For [***] the Hypertension Program, beginning on the [***] and on each monthly anniversary thereafter, Omada shall pay Allegiance a fee of [***] (provided that the [***] under the Agreement) until the [***]. For the avoidance of doubt, the Fees set forth herein do not apply to [***] (as defined in Statement of Work No. 5 to the Agreement). Omada shall pay Allegiance [***] pursuant to the terms set forth for the Prevention Program below.

•

Diabetes Program. For [***] the Diabetes Program, beginning on the [***] and on each monthly anniversary thereafter, Omada shall pay Allegiance a fee of [***] (provided that the [***] under the Agreement) until the [***].”

•

Bundled Program. For [***] the Bundled Program, beginning on the [***] and on each monthly anniversary thereafter, Omada shall pay Allegiance a fee of [***] (provided that the [***] under the Agreement) until the [***].”

•

Prevention Program. For [***] the Prevention Program, Omada shall pay Allegiance a [***] in accordance with the “[***] Allegiance Fee” column of the Tiered Fee Schedule below. In addition, for [***] the Prevention Program for which [***] under Statement of Work No. 5 the Agreement, Omada shall pay Allegiance a monthly fee in accordance with: (i) the “Monthly Allegiance Fee - Year 1” column of the Tiered Fee Schedule, beginning on the [***] and continuing each month [***] and (ii) the “Monthly Allegiance Fee - Year 2”

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column of the Tiered Fee Schedule, beginning after the [***] and continuing each month [***]. For the avoidance of doubt, no fee shall be paid by Omada to Allegiance after the [***] in the Prevention Program. Each of the “[***] Allegiance Fee,” “Monthly Allegiance Fee - Year 1” and “Monthly Allegiance Fee - Year 2” is referred to collectively as an “Allegiance Prevention Fee.”

Tiered Fee Schedule

Fee Tier	Number of [***]	[***] Allegiance Fee	Monthly Allegiance Fee - Year 1	Monthly Allegiance Fee - Year 2
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

The applicable Allegiance Prevention Fee shown above applies only to [***] at each tier of the Tiered Fee Schedule above and not to lower Fee tiers (and Fee tiers will not be aggregated, meaning that only the applicable Allegiance Prevention Fee per tier will apply). The applicable Allegiance Prevention Fee will apply to [***] the Prevention Program after the Effective Date (which Allegiance Prevention Fee will apply to [***] for the term of [***] the Prevention Program)

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within the applicable Fee tier, provided that the minimum number of [***] required for such Fee tier is maintained by Allegiance on an ongoing basis. At the end of each [***], Omada will determine the [***] enrolled in the Omada Prevention Program based on a [***] basis. If the minimum requirement for the [***] for an applicable Fee tier is maintained for such time period, then the Allegiance Prevention Fee will remain in effect for the following [***]; conversely, if the minimum requirement for the [***] for the applicable Fee tier is not maintained for such time period, the Allegiance Prevention Fee will move down to the applicable Fee tier based on the actual [***] maintained for such time period for the following [***], as applicable. Any change in pricing for the Prevention Program under Statement of Work No. 5 of the Agreement (any such change, a “Prevention Program Pricing Modification”) shall trigger a commensurate change in the Allegiance Prevention Fees in the Tiered Fee Schedule above and the parties shall work in good faith to document the change to the Tiered Fee Schedule above via a formal amendment to this Admin Agreement within a reasonable period of time following any such Prevention Program Modification [***].

b.

Invoice Report for all Omada Chronic Programs. Within [***] days following the end of each [***] during which this Admin Agreement is in effect, Omada shall generate a report of all [***] during such [***], including [***] data fields to be separately agreed upon by the parties in writing and the total number of [***] as of such date (the “Invoice Report”), which Allegiance agrees will be used only for payment purposes as contemplated by 45 CFR 164.506. Omada will calculate the Fees payable to Allegiance based on the Invoice Report and pay such Fees to Allegiance. Omada will securely deliver the Invoice Report to Allegiance in connection with payment of the Fees. Allegiance shall be responsible for any taxes associated with the provision of the Allegiance Services hereunder.

If at any point after the [***], whether due to changes in [***] as described in Statement of Work No. 5 to the Agreement or otherwise, [***], then the applicable Fee(s) for [***] shall update to reflect the change in circumstances with the next Fee(s) billed for [***] and all applicable Fee(s) thereafter. Omada shall not be required to pay the Fees set forth above for [***].

Omada’s obligation to make any payment of the Fees under this Admin Agreement for Allegiance Services performed through the effective date of termination of this Admin Agreement shall survive termination of this Admin Agreement.

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5.02 Records. Allegiance will maintain adequate administrative records related to the Allegiance Services performed under this Admin Agreement, including all records required by applicable law for Allegiance to maintain, during the Term and for [***] thereafter, unless a longer retention period is required by applicable law. Allegiance will cooperate with Omada on a timely basis in connection with any reasonable request by Omada to review such records.

SECTION 6 – INDEMNIFICATION

Each party agrees to indemnify, defend and hold harmless the other party, its agents and its employees from and against any and all claims, actions, demands, proceedings, damages, liabilities, fines, losses or expenses, including reasonable defense costs and legal fees, incurred in connection with third party claims arising directly from or in connection with (i) any material breach of the Agreement or (ii) any grossly negligent acts or omissions or willful misconduct or fraud committed or failed to be performed by the other party, its employees or agents.

The indemnified party will notify the indemnifying party as promptly as practicable of any claims for which the indemnifying party is obligated to provide indemnification hereunder, and the indemnifying party will confirm to the indemnified party no less than [***] days prior to the date on which a response to such claim is due, that the indemnifying party will control the defense of such claim. The indemnified party may, at its own expense, participate in the defense of such claim with its own counsel. No settlement of a claim that involves a remedy other than the payment of money by the indemnifying party or requires any admission of fault on the part of indemnified party will be entered into without the prior written consent of the indemnified party.

SECTION 6. LIMITATION OF LIABILITY

WITH THE EXCEPTION OF ANY LIABILITY ARISING FROM A [***] OF THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE TO THE OTHER FOR (A) ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST REVENUE, PROFITS OR SAVINGS) ARISING OUT OF OR RELATING TO ITS PERFORMANCE UNDER THIS AGREEMENT OR (B) ANY PUNITIVE DAMAGES (TO THE EXTENT SUCH EXCLUSION IS ALLOWED UNDER APPLICABLE LAW). THE FOREGOING LIMITATIONS OF LIABILITY SHALL APPLY TO ANY THEORY OF LIABILITY, WHETHER BASED ON WARRANTY, CONTRACT, STATUTE, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND WHETHER OR NOT THE LIABLE PARTY HAS BEEN INFORMED OF THE POSSIBILITY OF ANY SUCH DAMAGE, AND EVEN IF A REMEDY SET FORTH HEREIN IS FOUND TO HAVE FAILED OF ITS ESSENTIAL PURPOSE. WITH THE EXCEPTION OF ANY LIABILITY ARISING FROM A [***] OF THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY’S TOTAL LIABILITY HEREUNDER EXCEED THE [***].

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SECTION 7 - GENERAL PROVISIONS

7.01	Confidentiality

The information shared under this Admin Agreement is Confidential Information (as defined in the Agreement) subject to the confidentiality obligations set forth in the Agreement and subject to the Rules of Engagement of Annex G in Statement of Work 5, including as follows:

a.

Treat the Allegiance Existing Client Information and the Allegiance Prospective Client Information as confidential and shall not disclose the Allegiance Existing Client Information, nor the Allegiance Prospective Client Information, nor any portion thereof to any third party without the express written consent of Allegiance;

b.

Disclose the Existing Client Information, and the Allegiance Prospective Client Information and any portion thereof only to such of its own employees as may be required to comply with the Rules of Engagement or otherwise perform its obligations under the Omada Participating Provider Agreements; and

c.

Use the Allegiance Existing Client Information and the Allegiance Prospective Client Information only for purposes of complying with the Client Account Rules of Engagement specified in Annex G or otherwise perform its obligations under the Agreement.

7.02	Medical Records

The parties agree to maintain the confidentiality of the medical records of Screened Participants and Enrolled Participants and any other records containing individually identifiable information with respect to Screened Participants and Enrolled Participants in accordance with applicable state and federal law.

7.03	Use of Names

Except as necessary in the performance of their duties under this Admin Agreement or as otherwise contemplated by the Agreement, neither party shall use the other’s name, logo, service mark, trademarks or other identifying information without its prior written approval.

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7.04	Dispute Resolution

It is understood and agreed that any dispute between the parties arising from or relating to the performance or interpretation of this Admin Agreement (“Controversy”) shall be resolved exclusively pursuant to the following mandatory dispute resolution procedures:

a.

Any Controversy shall first be referred to an executive level employee of each party who shall meet and confer with his/her counterpart to attempt to resolve the dispute (“Executive Review”) as follows: The disputing party shall initiate Executive Review by giving the other party written notice of the Controversy and shall specifically request Executive Review of said Controversy in such notice. Within [***] calendar days of any party’s written request for Executive Review, the receiving party shall submit a written response. Both the notice and response shall include a statement of each party’s position and a summary of the evidence and arguments supporting its position. Within [***] calendar days of any party’s request for Executive Review, an executive level employee of each party shall be designated by the party to meet and confer with his/her counterpart to attempt to resolve the dispute. Each representative shall have full authority to resolve the dispute.

b.

In the event that a Controversy has not been resolved within [***] calendar days of the request of Executive Review under Section 8.05.a, above, the disputing party shall initiate mediation by providing written notice to the other party, which shall be conducted in New York City, New York, in accordance with the American Arbitration Association mediation rules (“Mediation”). Each party shall assume its own costs and attorneys’ fees, and the compensation and expenses of the mediator and any administrative fees or costs associated with the mediation proceeding shall be borne equally by the parties.

c.

In the event that a Controversy has not been resolved by Executive Review or Mediation, the Controversy shall be settled exclusively by binding arbitration. The arbitration shall be conducted in the same location as noted in Section 8.05.b above, in accordance with the American Arbitration Association Arbitration Rules, and which to the extent of the subject matter of the arbitration, shall be binding not only on all parties to this Admin Agreement but on any other entity controlled by, in control of or under common control with the party to the extent that such affiliate joins in the arbitration, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Each party shall assume its own costs and attorneys’ fees, and the compensation and expenses of the arbitrator and any administrative fees or costs associated with the arbitration proceeding shall be borne equally by the parties. The decision of the arbitrator shall be final, conclusive and binding, and no action at law or in equity may be instituted by either party other than to enforce the award of the arbitrator.

d.

The parties intend this dispute resolution procedure described above to be a private undertaking and agree that an arbitration conducted under this provision will not be consolidated with an arbitration involving other plans administered in whole or in part by Allegiance or other Cigna Affiliate, or third parties not parties to this Admin Agreement. The arbitrator will be without power to conduct arbitration on a class or

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representative basis. The parties waive their right to participate in a class action or representative proceeding. The arbitrator may award declaratory or injunctive relief only in favor of the individual party seeking relief and only to the extent necessary to provide relief warranted by that party’s individual claim. All issues are for the arbitrator to decide, except the courts will decide those issues relating to the scope and enforceability of the arbitration provision.

7.05	Relationship of Parties

The relationship of the parties under this Admin Agreement shall be neither that of employer and employee nor that of principal and agent. It is understood that each party and its employees and agents will act hereunder as independent contractors, and shall not have any claim under this Admin Agreement or otherwise against the other party as a joint venturer or partner. During the term of this Admin Agreement, each party shall be fully responsible and liable for any and all state and federal income and other taxes to which payments made by the other party may become subject.

7.06	Entire Agreement

This Admin Agreement, together with the provisions of the Agreement incorporated by reference hereunder, and specified exhibits and attachments hereto as well as any subsequent amendments represent the entire agreement between the parties hereto and supersede any and all previous written or oral agreements or understandings regarding the subject matter. No modification or amendment hereto shall be valid unless in writing and signed by an authorized person of each of the parties.

7.07	Assignment and Subcontracting

Neither Allegiance nor Omada may assign any right, interest, or obligation hereunder without the express written consent of the other party except that Allegiance may assign any right, interest, or responsibility under this Admin Agreement to any Cigna Affiliate. This Section shall not prevent Allegiance from subcontracting specific obligations pursuant to this Admin Agreement, provided that Allegiance remains fully responsible for the provision of the subcontracted services to Omada in accordance with the terms set forth herein.

7.08	Amendment

No amendment to this Admin Agreement shall be effective unless agreed to in writing by Allegiance and Omada.

7.9	Severability

If any provision or any part of a provision of this Admin Agreement is held invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall not invalidate or render unenforceable any other portion of this Admin Agreement.

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7.10	Force Majeure

[***] shall not be liable for any failure to meet any of the obligations or provide any of the [***] for any period of time to the extent such failure to perform is due to any contingency beyond the reasonable control of [***], its employees, officers, or directors or designees. Such contingencies include, but are not limited to, acts or omissions of any person or entity not employed or reasonably controlled by [***], its employees, officers, or directors, acts of God, fires, epidemics and pandemics, wars, accidents, labor disputes or shortages, and governmental laws, ordinances, rules or regulations, whether valid or invalid.

7.11	Waiver

No course of dealing or failure of either party to strictly enforce any term, right or condition of this Admin Agreement shall be construed as a waiver of such term, right or condition. Waiver by either party of any default shall not be deemed a waiver of any other default.

7.12	Survival

Provisions contained in this Admin Agreement that by their sense and context are intended to survive completion of performance, termination or cancellation of this Admin Agreement shall so survive.

7.13	Notices

Except as otherwise provided, all notices or other communications hereunder shall be in writing and shall be deemed to have been duly made when (a) delivered in person, (b) delivered to an agent, such as an overnight or similar delivery service, (c) delivered electronically, or (d) deposited in the United States mail, postage prepaid, and addressed as follows:

To Allegiance:

President/General Manager

Allegiance Benefit Plan Management

2806 South Garfield Street

Missoula, MT 59801

###

To Omada:

Omada Health, Inc.

500 Sansome Street, Suite 200

San Francisco, CA 94111

Attention: Legal Department

###

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The address to which notices or communications may be given by either party may be changed by written notice given by one party to the other pursuant to this Section. For the avoidance of doubt, if any notice under this Admin Agreement is not delivered electronically, a concurrent copy shall be provided via email to the receiving party.

7.14	Headings

Article, section, or paragraph headings contained in this Admin Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Admin Agreement.

7.15	Counterparts

This Admin Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

7.16	Governing Law/Compliance with Laws

This Admin Agreement shall be construed in accordance with the laws of the State of New York without regard to conflict of rules, and parties consent to the venue and jurisdiction of its courts. The parties shall perform their obligations under this Admin Agreement in conformance with all Applicable Laws and regulatory requirements.

IN WITNESS WHEREOF, the parties hereto have caused this Admin Agreement to be executed by their respective duly authorized representatives.

Allegiance Benefit Plan Management, Inc.	Omada Health, Inc.

Signature: /s/ Stephen Tahta	Signature: /s/ Sean Duffy
Print Name: Stephen Tahta	Print Name: Sean Duffy
Title: President & GM	Title: CEO

Date: 12/19/2022 | 13:38 PM PST	Date: 12/19/2022 | 15:26 PM EST

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Evernorth Health, Inc.

Signature: /s/ Dana Vigeant
Print Name: Dana Vigeant
Title: Third Party Management, Managing Director

Date: 12/20/2022 | 08:27 AM PST

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EXHIBIT A

Allegiance SERVICES

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